UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 26, 2011 (October 26, 2011)
Wyndham Worldwide Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification Number)

22 Sylvan Way
Parsippany, NJ	07054
(Address of Principal Executive Office)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (973) 753-6000
None
(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Wyndham Worldwide Corporation (the “Company”) today issued a press release reporting financial results for the quarter ended September 30, 2011.
A copy of the Company’s press release is furnished as Exhibit 99.1 and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated October 26, 2011, reporting financial results for the quarter ended September 30, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION
Date: October 26, 2011	By:	/s/ Nicola Rossi
Nicola Rossi
Senior Vice President and Chief Accounting Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated October 26, 2011
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated October 26, 2011, reporting financial results for the quarter ended September 30, 2011.